MANPOWER INC. 2008 1 QUARTER RESULTS APRIL 18, 2008 Exhibit 99.2 st

Manpower Inc. 2008 1   Quarter Results st
Forward Looking Statement
This presentation includes forward-looking statements which are subject to risks and uncertainties. Actual results might differ materially from those projected in the forward-looking statements.
Forward-looking statements can be identified by words such as
“expect,” “plan,” “may,” “will,” and similar expressions.  Additional information concerning factors that could cause actual results to materially differ from those in the forward-looking statements is contained in the Company’s Annual Report on Form 10-K dated
December 31, 2007, which information is incorporated herein by reference, and such other factors as may be described from time to time in the Company’s SEC filings.

Manpower Inc. 2008 1   Quarter Results st
Throughout this presentation, the difference between reported variances and Constant Currency (CC) variances represents the impact of currency on our financial results. Constant Currency is further explained on our Web site.
Consolidated Financial Highlights
16% CC
Operating Profit
$132M
OP Margin
2.5%
Revenue
$5.4B
Gross Margin
18.0%
EPS from Continuing Operations
$0.94
19%
8% CC
33 bps
20 bps
36%
28%
11% CC
Q1 Highlights

Manpower Inc. 2008 1   Quarter Results st
17.97%
17.64%
15%
16%
17%
18%
19%
Q1 2007 Temporary
Recruitment
Permanent
Recruitment
Mix - Specialty Q1 2008
- 0.26%
+ 0.26%
+ 0.33%
Consolidated Gross Profit Margin Change

Manpower Inc. 2008 1   Quarter Results st
United States Segment
(9% of Revenue)
Q1 Financial Highlights
2%
OUP Margin
1.5%
90 bps
Revenue
$472M
OUP
$7M
38%
Operating Unit Profit (OUP) is the measure that we use to evaluate segment performance. OUP is equal to segment revenues less direct costs and branch and national headquarters operating costs.

6 Manpower Inc. 2008 1 Quarter Results st France Segment (32% of Revenue) Q1 Financial Highlights OUP Margin 3.1% Revenue $1.7B OUP $54M 16% 2% CC 20 bps 23% 7% CC

7 Manpower Inc. 2008 1 Quarter Results st Other EMEA Segment (35% of Revenue) Q1 Financial Highlights OUP Margin 2.6% Revenue $1.9B OUP $48M 26% 15% CC 10 bps 30% 17% CC

Manpower Inc. 2008 1    Quarter Results st
40%
6%
20%
24%
-14%
6%
22%
4%
6%
43%
-2%
38%
22%
48%
Other
Spain
Netherlands
Germany
UK - Manpower
Elan
Nordics
Other EMEA – Q1 Revenue Growth YoY
Revenue Growth - CC Revenue Growth
% of Segment
Revenue
19%
17%
15%
11%
9%
7%
22%

9 Manpower Inc. 2008 1 Quarter Results st Italy Segment (7% of Revenue) Q1 Financial Highlights OUP Margin 7.2% Revenue $401M OUP $29M 32% 15% CC 180 bps 77% 55% CC

10 Manpower Inc. 2008 1 Quarter Results st Jefferson Wells Segment (1% of Revenue) Q1 Financial Highlights OUP Margin - 3.3% Revenue $77M OUP $(3M) 450 bps 5% N/A

11 Manpower Inc. 2008 1 Quarter Results st 9% 9% CC Right Management Segment (2% of Revenue) Q1 Financial Highlights OUP Margin 6.5% Revenue $103M OUP $7M 10% 5% CC 0 bps

12 Manpower Inc. 2008 1 Quarter Results st Other Operations Segment (14% of Revenue) Q1 Financial Highlights OUP Margin 2.9% Revenue $745M OUP $21M 24% 12% CC 80 bps 68% 49% CC

Manpower Inc. 2008 1    Quarter Results st
34%
23%
10%
-1%
8%
12%
22%
15%
Other
Mexico
Australia/NZ
Japan
Other Operations – Q1 Revenue Growth YoY
Revenue Growth - CC Revenue Growth
% of Segment
Revenue
35%
15%
13%
37%

14 Manpower Inc. 2008 1 Quarter Results st Financial Highlights

Manpower Inc. 2008 1    Quarter Results st
29%
26%
25%
26%
26%
0%
10%
20%
30%
2004 2005 2006 2007 Q1 2008
Total Debt
Net Debt
Balance Sheet Highlights
Total Debt
($ in millions)
Total Debt to
Total Capitalization
358
377
370
280
135
902
735
823
915
999
0
250
500
750
1,000
2004 2005 2006 2007 Q1 2008

Manpower Inc. 2008 1    Quarter Results st
Other
55
Change in Cash
103 39
7
* 752,300 shares in 2008 and 991,900 shares in 2007.  $11.5M of cash paid in 2008 was for shares repurchased in 2007.
Cash Flow Summary – First Quarter
2008 2007
Cash from Operations 106 103
Capital Expenditures (24) (17)
Free Cash Flow 82 86
Share Repurchases * (53) (73)
Change in Debt
(1)
4
($ in millions)
Proceeds from Equity Plans
9
20
Acquisitions of Businesses,
net of cash acquired
(5)
11

Manpower Inc. 2008 1    Quarter Results
st
Second Quarter Outlook
Revenue
U.S.
Up 1-3%
France
Up 11-13% (Down 3-5% CC)
Up 31-33%
Italy
(Up 12-14% CC)
Jefferson Wells
Right Management
Up 8-10%
(Up 2-4% CC)
Other
Up 24-26% (Up 11-13% CC)
Total
Up 18-20% (Up 6-8% CC)
Gross Profit Margin
18.3-18.5%
Operating Profit Margin
3.3-3.5%
Tax Rate from Continuing Operations
37.5%
EPS from Continuing Operations
$1.47-$1.51
(Pos. $.20 Currency)
Down 3-5%
Other EMEA
(Up 17-19% CC)
Up 29-31%

Manpower Inc. 2008 1 Quarter Results Questions? Answers April 18, 2008 st